UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2015

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST

(Registrant)

POWERSHARES DB ENERGY FUND; POWERSHARES DB OIL FUND; POWERSHARES DB

PRECIOUS METALS FUND; POWERSHARES DB GOLD FUND; POWERSHARES DB

SILVER FUND; POWERSHARES DB BASE METALS FUND; POWERSHARES DB

AGRICULTURE FUND

(Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

Delaware	87-0778053 (Trust)
(State or Other Jurisdiction of Incorporation)	(IRS Employer ID Number)

c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)

001-33229; 001-33240; 001-33242; 001-33244; 001-33231; 001-33234; 001-33236; and 001-33238

(Commission File Numbers)

(630) 868-7179

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Invesco PowerShares Capital Management LLC (“Invesco”) is the managing owner of the PowerShares DB Multi-Sector Commodity Trust (the “Trust”), which is organized in seven separate series. Each of PowerShares DB Energy Fund, PowerShares DB Oil Fund, PowerShares DB Precious Metals Fund, PowerShares DB Gold Fund, PowerShares DB Silver Fund, PowerShares DB Base Metals Fund and PowerShares DB Agriculture Fund (each a “Fund”) is a separate series of the Trust.

On February 25, 2015, Invesco announced that it had temporarily suspended the ability of Authorized Participants to purchase new Creation Baskets in the Funds, in connection with the transition to Invesco as managing owner of the Funds. Effective February 26, 2015, Invesco has resumed accepting orders for Authorized Participants to purchase new Creation Baskets in the Funds.

It is possible that the market value of the Funds’ shares may be affected by the resumption of issuances of shares of the Funds, and the market value may be higher or lower than the intraday indicative value of the shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB Multi-Sector Commodity Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

PowerShares DB Energy Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

PowerShares DB Oil Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

PowerShares DB Precious Metals Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

PowerShares DB Gold Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

PowerShares DB Silver Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

PowerShares DB Base Metals Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

PowerShares DB Agriculture Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	Invesco PowerShares Capital Management LLC,
its Managing Owner

	By:	/s/ Anna Paglia
	Name:	Anna Paglia
	Title:	Head of Legal

Date: February 25, 2015

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